Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On July 27, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 4.125% Notes due 2046 issued by Verizon Communications Inc. (CUSIP No. 92343VDC5) (the "Notes") at a purchase price of $99.947 per Note, including underwriter compensation of 0.750%. The Notes were purchased from Goldman Sachs & Co., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
BNY Mellon Capital Markets, LLC
PNC Capital Markets LLC
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
Academy Securities, Inc.
Great Pacific Securities
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On August 2, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 3.00% Notes due 2027 issued by International Paper Company (CUSIP No. 460146CP6) (the "Notes") at a purchase price of $99.624 per Note, including underwriter compensation of 0.650%. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
SMBC Nikko Securities America, Inc.
BBVA Securities Inc.
Credit Agricole Securities (USA) Inc.
Regions Securities LLC
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
DNB Markets, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
BNY Mellon Capital Markets, LLC
Mizuho Securities USA Inc.
PNC Captial Markets LLC
U.S. Bancorp Investments, Inc.
MUFG Securities Americas Inc.
Rabo Securities USA, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On August 31, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.00% Various Purpose General Obligation Refunding Bonds due 2037 issued by the State of California (CUSIP No. 13063C2B5) (the "Bonds") at a purchase price of $124.429 per Bond, including underwriter compensation of 0.230%. The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jefferies LLC
Ramirez & Co., Inc.
Academy Securities Inc.
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Fidelity Capital Markets
FTN Financial Securities Corp.
Goldman, Sachs & Co.
Great Pacific Securities
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
RH Investment Corporation
Siebert Cisneros Shank & Co., L.L.C.
Stifel, Nicolaus & Company, Incorporated
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a

Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On August 31, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,430 5.00% Various Purpose General Obligation Bonds due 2046 issued by the State of California (CUSIP No. 13063CV23) (the "Bonds") at a purchase price of $124.126 per Bond, including underwriter compensation of 0.160%. The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jefferies LLC
Ramirez & Co., Inc.
Academy Securities Inc.
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Fidelity Capital Markets
FTN Financial Securities Corp.
Goldman, Sachs & Co.
Great Pacific Securities
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
RH Investment Corporation
Siebert Cisneros Shank & Co., L.L.C.
Stifel, Nicolaus & Company, Incorporated
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a

Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On August 31, 2016, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 20,000 4.00% Various Purpose General Obligation Refunding Bonds due 2033 issued by the State of California (CUSIP No. 13063CX62) (the "Bonds") at a purchase price of $114.202 per Bond, including underwriter compensation of 0.530%. The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jefferies LLC
Ramirez & Co., Inc.
Academy Securities Inc.
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Fidelity Capital Markets
FTN Financial Securities Corp.
Goldman, Sachs & Co.
Great Pacific Securities
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
RH Investment Corporation
Siebert Cisneros Shank & Co., L.L.C.
Stifel, Nicolaus & Company, Incorporated
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a

Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Short-Term Municipal Bond Fund

On August 31, 2016, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,000 5.00% Various Purpose General Obligation Bonds due 2022 issued by the State of California (CUSIP No. 13063CV49) (the "Bonds") at a purchase price of $121.881 per Bond, including underwriter compensation of 0.150%. The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jefferies LLC
Ramirez & Co., Inc.
Academy Securities Inc.
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Fidelity Capital Markets
FTN Financial Securities Corp.
Goldman, Sachs & Co.
Great Pacific Securities
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
RH Investment Corporation
Siebert Cisneros Shank & Co., L.L.C.
Stifel, Nicolaus & Company, Incorporated
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a

Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Short-Term Municipal Bond Fund

On August 31, 2016, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.00% Various Purpose General Obligation Bonds due 2021 issued by the State of California (CUSIP No. 13063CV56) (the "Bonds") at a purchase price of $119.387 per Bond, including underwriter compensation of 0.130%. The Bonds were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Jefferies LLC
Ramirez & Co., Inc.
Academy Securities Inc.
Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
BOK Financial Securities, Inc.
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Fidelity Capital Markets
FTN Financial Securities Corp.
Goldman, Sachs & Co.
Great Pacific Securities
Hilltop Securities Inc.
Hutchinson, Shockey, Erley & Co.
Mesirow Financial, Inc.
Morgan Stanley & Co. LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
RH Investment Corporation
Siebert Cisneros Shank & Co., L.L.C.
Stifel, Nicolaus & Company, Incorporated
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a

Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On September 29, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 3.450% Senior Notes due 2026 issued by Viacom Inc. (CUSIP No. 92553PBB7) (the "Senior Notes") at a purchase price of $99.481 per Senior Note, including underwriter compensation of 0.450%. The Senior Notes were purchased from Morgan Stanley & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Mizuho Securities USA Inc.
Wells Fargo Securities, LLC
BNP Paribas Securities Corp.
RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
MUFG Securities Americas Inc.
RBS Securities Inc.
BNY Mellon Capital Markets, LLC
Santander Investment Securities Inc.
The Williams Capital Group, L.P.
LionTree Advisors LLC
Samual A. Ramirez & company, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 5-6, 2016. These materials include additional information about the terms of the transaction.

Regular Board Meeting of the BNY Mellon Funds Trust F. Financial Compliance Report

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon National Intermediate Municipal Bond Fund

On October 19, 2016, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,000 5.00% Transportation Revenue Refunding Bonds (Series 2016D) due 2029 issued by the Metropolitan Transportation Authority (CUSIP No. 59261AJP3) (the "Bonds") at a purchase price of $121.307 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Academy Securities, Inc.
Stern Brothers & Co.
The Williams Capital Group, L.P.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Morgan Stanley & Co. LLC
Ramirez & Co., Inc.
RBC Capital Markets, LLC
Siebert Cisneros Shank & Co., LLC
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Drexel Hamilton, LLC
Duncan-Williams, Inc.
Estrada Hinojosa & Company, Inc.
Fidelity Capital Markets
Janney Montgomery Scott LLC
KeyBanc Capital Markets Inc.
M&T Securities, Inc.
Mesirow Financial, Inc.
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
PNC Capital Markets LLC
Raymond James & Associates, Inc.
Rice Financial Products Company
Roosevelt & Cross, Incorporated
Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC
US Bancorp Investments, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	10/19/2016
3. Total Net Assets of Account/Fund:	$2,280,543,720
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.0% 11/15/2029
5. Credit Rating of Security (Rating/Rating Agency):	A1/AA-/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	645,655,000
9. CUSIP	59261AJP3
10. Amount Purchased by Account/Fund	10,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.55%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.53%
13. Purchase Price of Securities (if at par, so state)	$121.307
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.01%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.01%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On October 19, 2016, BNY Mellon New York Intermediate Tax-Exempt Bond Fund , a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.00% Transportation Revenue Refunding Bonds (Series 2016D) due 2029 issued by the Metropolitan Transportation Authority (CUSIP No. 59261AJP3) (the "Bonds") at a purchase price of $121.307 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Academy Securities, Inc.
Stern Brothers & Co.
The Williams Capital Group, L.P.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Morgan Stanley & Co. LLC
Ramirez & Co., Inc.
RBC Capital Markets, LLC
Siebert Cisneros Shank & Co., LLC
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Drexel Hamilton, LLC
Duncan-Williams, Inc.
Estrada Hinojosa & Company, Inc.
Fidelity Capital Markets
Janney Montgomery Scott LLC
KeyBanc Capital Markets Inc.
M&T Securities, Inc.
Mesirow Financial, Inc.
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
PNC Capital Markets LLC
Raymond James & Associates, Inc.
Rice Financial Products Company
Roosevelt & Cross, Incorporated
Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC
US Bancorp Investments, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:	10/19/2016
3. Total Net Assets of Account/Fund:	$186,039,523
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.0% 11/15/2029
5. Credit Rating of Security (Rating/Rating Agency):	A1/AA-/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	645,655,000
9. CUSIP	59261AJP3
10. Amount Purchased by Account/Fund	2,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.31%
12. Amount Purchased as a Percentage of Account/Fund Assets	1.30%
13. Purchase Price of Securities (if at par, so state)	$121.307
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.01%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.01%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On October 19, 2016, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,550 00% Transportation Revenue Refunding Bonds (Series 2016D) due 2029 issued by the Metropolitan Transportation Authority (CUSIP No. 59261AJP3) (the "Bonds") at a purchase price of $121.307 per Bond, including underwriter compensation of 0.500%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Academy Securities, Inc.
Stern Brothers & Co.
The Williams Capital Group, L.P.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Morgan Stanley & Co. LLC
Ramirez & Co., Inc.
RBC Capital Markets, LLC
Siebert Cisneros Shank & Co., LLC
Barclays Capital Inc.
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Drexel Hamilton, LLC
Duncan-Williams, Inc.
Estrada Hinojosa & Company, Inc.
Fidelity Capital Markets
Janney Montgomery Scott LLC
KeyBanc Capital Markets Inc.
M&T Securities, Inc.
Mesirow Financial, Inc.
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
PNC Capital Markets LLC
Raymond James & Associates, Inc.
Rice Financial Products Company
Roosevelt & Cross, Incorporated
Stifel, Nicolaus & Company, Inc.

TD Securities (USA) LLC
US Bancorp Investments, Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:		10/19/2016
3. Total Net Assets of Account/Fund:		$255,189,451
4. Type and Description of Security to be Purchased:		Metropolitan Transportation Authority 5.0% 11/15/2029
5. Credit Rating of Security (Rating/Rating Agency):		A1/AA-/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		645,655,000
9. CUSIP		59261AJP3
10. Amount Purchased by Account/Fund	1,550	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.24%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.74%
13. Purchase Price of Securities (if at par, so state)		$121.307
14. Commission/Spread Received by Principal Underwriters		0.500%
15. Yield (as applicable):		3.01%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.01%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On November 29, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,500 3.80% Notes due 2027 issued by Time Warner Inc. (CUSIP No. 887317BB0) (the "Notes") at a purchase price of $99.615 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Citigroup Global Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets Inc., an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.
Citigroup Global Markets Inc.
Mizuho Securities USA Inc.
Wells Fargo Securities, LLC
BNP Paribas Securities Corp.
Credit Agricole Securities (USA) Inc.
Morgan Stanley & Co. LLC
RBS Securities Inc.
Santander Investment Securities Inc.
SG Americas Securities, LLC
SMBC Nikko Securities America, Inc.
BNY Mellon Capital Markets, LLC
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MUFG Securities Americas Inc.
Samual A. Ramirez & Company, Inc.
Scotia Capital (USA) Inc.
Siebert Cisneros Shank & Co. L.L.C.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon Corporate Bond Fund
2. Anticipated Purchase Date:		11/29/2016
3. Total Net Assets of Account/Fund:		$845,615,145
4. Type and Description of Security to be Purchased:		Time Warner Inc. 3.80% 2/15/2027
5. Credit Rating of Security (Rating/Rating Agency):		Baa2/BBB/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		1,500,000,000
9. CUSIP		887317BB0
10. Amount Purchased by Account/Fund	2,500	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.17%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.29%
13. Purchase Price of Securities (if at par, so state)		$99.615
14. Commission/Spread Received by Principal Underwriters		0.450%
15. Yield (as applicable):		3.84%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.84%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Corporate Bond Fund

On November 30, 2016, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 3.500% Senior Notes due December 5, 2026 issued by Analog Devices, Inc. (CUSIP No. 032654AN5) (the "Notes") at a purchase price of $99.366 per Note, including underwriter compensation of 0.650%. The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
MUFG Securities Americas Inc.
Wells Fargo Securities, LLC
PNC Capital Markets LLC
SMBC Nikko Securities America, Inc.
BMO Capital Markets Corp.
BNY Mellon Capital Markets, LLC
TD Securities (USA) LLC
Fifth Third Securities, Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:		11/30/2016
3. Total Net Assets of Account/Fund:		$846,211,756
4. Type and Description of Security to be Purchased:		Analog Devices, Inc. 3.5% 12/5/2026
5. Credit Rating of Security (Rating/Rating Agency):		A3/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Credit Suisse Securities (USA) LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC
8. Issue Size		900,000,000
9. CUSIP		032654AN5
10. Amount Purchased by Account/Fund	5,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.56%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.59%
13. Purchase Price of Securities (if at par, so state)		$99.366
14. Commission/Spread Received by Principal Underwriters		0.650%
15. Yield (as applicable):		3.58%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.58%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On December 7, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,500 5.00% General Obligation Bonds, Fiscal 2017 Series B Tax-Exempt Bonds, Subseries B-1, due 2038 issued by the City of New York (CUSIP No. 64966MHP7) (the "Bonds") at a purchase price of $111.262 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Samuel A. Ramirez & Co., Inc.
RBC Capital Markets LLC
Siebert, Cisneros, Shank & Co., LLC
Wells Fargo Securities LLC
Barclays Capital, Inc.
BNY Mellon Capital Markets, LLC
Drexel Hamilton, LLC
Fidelity Capital Markets
Janney Montgomery Scott LLC
Morgan Stanley & Co., LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments , Inc.
Academy Securities Inc.
Blaylock Beal Van, LLC
FTN Financial Securities Corp.
Hilltop Securities Inc.
PNC Capital Markets LLC
Rice Financial Products Company
Stern Brothers & Co.
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	12/7/2016
3. Total Net Assets of Account/Fund:	$1,026,954,220
4. Type and Description of Security to be Purchased:	The City of New York 5.000% 12/1/2038
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64966MHP7
10. Amount Purchased by Account/Fund	2,500 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.38%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.27%
13. Purchase Price of Securities (If at par, so state)	$111.262
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	4.21%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.21%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On December 7, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 4,000 5.00% General Obligation Bonds, Fiscal 2017 Series B Term Bonds due 2041 issued by the City of New York (CUSIP No. 64966MHL6) (the "Bonds") at a purchase price of $110.998 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Samuel A. Ramirez & Co., Inc.
RBC Capital Markets LLC
Siebert, Cisneros, Shank & Co., LLC
Wells Fargo Securities LLC
Barclays Capital, Inc.
BNY Mellon Capital Markets, LLC
Drexel Hamilton, LLC
Fidelity Capital Markets
Janney Montgomery Scott LLC
Morgan Stanley & Co., LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments , Inc.
Academy Securities Inc.
Blaylock Beal Van, LLC
FTN Financial Securities Corp.
Hilltop Securities Inc.
PNC Capital Markets LLC
Rice Financial Products Company
Stern Brothers & Co.
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	12/7/2016
3. Total Net Assets of Account/Fund:	$1,026,954,220
4. Type and Description of Security to be Purchased:	The City of New York 5.000% 12/1/2041
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64966MHL6
10. Amount Purchased by Account/Fund	4,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.62%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.43%
13. Purchase Price of Securities (if at par, so state)	$110.998
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	4.28%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.28%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On December 7, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,500 5.00% General Obligation Bonds, Fiscal 2017 Series B Tax-Exempt Bonds, Subseries B-1, due 2037 issued by the City of New York (CUSIP No. 64966MHK8) (the "Bonds") at a purchase price of $111.616 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Samuel A. Ramirez & Co., Inc.
RBC Capital Markets LLC
Siebert, Cisneros, Shank & Co., LLC
Wells Fargo Securities LLC
Barclays Capital, Inc.
BNY Mellon Capital Markets, LLC
Drexel Hamilton, LLC
Fidelity Capital Markets
Janney Montgomery Scott LLC
Morgan Stanley & Co., LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments , Inc.
Academy Securities Inc.
Blaylock Beal Van, LLC
FTN Financial Securities Corp.
Hilltop Securities Inc.
PNC Capital Markets LLC
Rice Financial Products Company
Stern Brothers & Co.
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	12/7/2016
3. Total Net Assets of Account/Fund:	$1,026,954,220
4. Type and Description of Security to be Purchased:	The City of New York 5.000% 12/1/2037
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64966MHK8
10. Amount Purchased by Account/Fund	2,500 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.38%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.27%
13. Purchase Price of Securities (if at par, so state)	$111.616
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	4.16%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.16%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On December 7, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.00% General Obligation Bonds, Fiscal 2017 Series B Tax-Exempt Bonds, Subseries B-1, due 2035 issued by the City of New York (CUSIP No. 64966MHH5) (the "Bonds") at a purchase price of $112.328 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Samuel A. Ramirez & Co., Inc.
RBC Capital Markets LLC
Siebert, Cisneros, Shank & Co., LLC
Wells Fargo Securities LLC
Barclays Capital, Inc.
BNY Mellon Capital Markets, LLC
Drexel Hamilton, LLC
Fidelity Capital Markets
Janney Montgomery Scott LLC
Morgan Stanley & Co., LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments , Inc.
Academy Securities Inc.
Blaylock Beal Van, LLC
FTN Financial Securities Corp.
Hilltop Securities Inc.
PNC Capital Markets LLC
Rice Financial Products Company
Stern Brothers & Co.
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	12/7/2016
3. Total Net Assets of Account/Fund:	$1,026,954,220
4. Type and Description of Security to be Purchased:	The City of New York 5.000% 12/1/2035
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64966MHH5
10. Amount Purchased by Account/Fund	2,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.31%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.22%
13. Purchase Price of Securities (if at par, so state)	$112.328
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	4.06%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.06%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On December 7, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 5.00% General Obligation Bonds, Fiscal 2017 Series B Tax-Exempt Bonds, Subseries B-1, due 2034 issued by the City of New York (CUSIP No. 64966MHG7) (the "Bonds") at a purchase price of $112.775 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Samuel A. Ramirez & Co., Inc.
RBC Capital Markets LLC
Siebert, Cisneros, Shank & Co., LLC
Wells Fargo Securities LLC
Barclays Capital, Inc.
BNY Mellon Capital Markets, LLC
Drexel Hamilton, LLC
Fidelity Capital Markets
Janney Montgomery Scott LLC
Morgan Stanley & Co., LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments , Inc.
Academy Securities Inc.
Blaylock Beal Van, LLC
FTN Financial Securities Corp.
Hilltop Securities Inc.
PNC Capital Markets LLC
Rice Financial Products Company
Stern Brothers & Co.
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	12/7/2016
3. Total Net Assets of Account/Fund:	$1,026,954,220
4. Type and Description of Security to be Purchased:	The City of New York 5.000% 12/1/2034
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64966MHG7
10. Amount Purchased by Account/Fund	2,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.31%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.22%
13. Purchase Price of Securities (if at par, so state)	$112.775
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	4.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.00%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
BNY Mellon Municipal Opportunities Fund

On December 8, 2016, BNY Mellon Municipal Opportunities Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 650 5.00% General Obligation Bonds, Fiscal 2017 Series B Tax-Exempt Bonds, Subseries B-1, due 2037 issued by the City of New York (CUSIP No. 64966MHK8) (the "Bonds") at a purchase price of $111.616 per Bond, including underwriter compensation of 0.450%. The Bonds were purchased from Jefferies LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Samuel A. Ramirez & Co., Inc.
RBC Capital Markets LLC
Siebert, Cisneros, Shank & Co., LLC
Wells Fargo Securities LLC
Barclays Capital, Inc.
BNY Mellon Capital Markets, LLC
Drexel Hamilton, LLC
Fidelity Capital Markets
Janney Montgomery Scott LLC
Morgan Stanley & Co., LLC
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments , Inc.
Academy Securities Inc.
Blaylock Beal Van, LLC
FTN Financial Securities Corp.
Hilltop Securities Inc.
PNC Capital Markets LLC
Rice Financial Products Company
Stern Brothers & Co.
The Williams Capital Group, LP

Accompanying this statement are materials provided to the Board of Trustees for the Fund, which ratified the purchase as being in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 6-7, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:	12/8/2016
3. Total Net Assets of Account/Fund:	$1,033,848,829
4. Type and Description of Security to be Purchased:	The City of New York 5.000% 12/1/2037
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Jefferies LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	650,000,000
9. CUSIP	64966MHK8
10. Amount Purchased by Account/Fund	650 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.10%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.07%
13. Purchase Price of Securities (if at par, so state)	$111.616
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	4.16%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	4.16%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

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***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

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Regular Meeting of the Board of the BNY Mellon Funds Trust H. Financial/Compliance Report